UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.2577

(Registrant’s telephone number, including area code)

JoEllen L. Legg, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Robert Robertson, Esq.

Dechert LLP

2010 Main Street, Suite 500

Irvine, CA 92614-7296

Date of fiscal year end:     September 30

Date of reporting period: October 1, 2014 – December 31, 2014

Item 1. Schedule of Investments.

COGNIOS MARKET NEUTRAL LARGE CAP FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (122.78%)
Basic Materials (0.64%)
LyondellBasell Industries NV - Class A	1,196	$94,951

Total Basic Materials		94,951

Communications (22.55%)
Cablevision Systems Corp. - Class A	41,184	850,038
DIRECTV(a)	9,477	821,656
Expedia, Inc.(b)	9,616	820,822
Viacom, Inc. - Class B	11,120	836,780

Total Communications		3,329,296

Consumer Cyclical (23.00%)
Bed Bath & Beyond, Inc.(a)(b)	11,368	865,900
Coach, Inc.	22,805	856,556
GameStop Corp. - Class A	23,137	782,031
The Gap, Inc.	21,148	890,542

Total Consumer Cyclical		3,395,029

Consumer Non-cyclical (23.10%)
Archer-Daniels-Midland Co.	1,752	91,104
CR Bard, Inc.(b)	4,915	818,937
DaVita HealthCare Partners, Inc.(a)	10,904	825,869
United Rentals, Inc.(a)	8,488	865,861
Western Union Co.	45,126	808,207

Total Consumer Non-cyclical		3,409,978

Energy (18.17%)
Apache Corp.	1,466	91,874
Cimarex Energy Co.	8,021	850,226
ConocoPhillips	1,395	96,339
Denbury Resources, Inc.	11,520	93,658
Devon Energy Corp.	1,573	96,283
Diamond Offshore Drilling, Inc.	3,125	114,719
Ensco PLC - Class A(b)	2,755	82,512
Marathon Oil Corp.	3,210	90,811
Murphy Oil Corp.(b)	1,906	96,291
Newfield Exploration Co.(a)(b)	3,584	97,198
Noble Corp. PLC	5,222	86,529
Southwestern Energy Co.(a)	29,011	791,710
Valero Energy Corp.	1,899	94,000

Total Energy		2,682,150

Financials (5.99%)
Affiliated Managers Group, Inc.(a)(b)	4,164	883,767

Total Financials		883,767

Industrials (6.38%)
Corning, Inc.	4,401	100,915

		Shares	Value

Industrials (continued)
L-3 Communications Holdings, Inc.(b)		6,664	$841,063

Total Industrials			941,978

Technology (22.29%)
EMC Corp.		27,419	815,441
International Business Machines Corp.		5,128	822,736
Seagate Technology PLC		12,678	843,087
Teradata Corp.(a)		18,552	810,352

Total Technology			3,291,616

Utilities (0.66%)
Entergy Corp.(b)		1,110	97,103

Total Utilities			97,103

TOTAL COMMON STOCKS (Cost $18,068,863)			18,125,868

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.17%)
Money Market Fund (0.17%)
Daily Income Fund - U.S. Treasury Portfolio - Fiduciary Class	0.01000%	25,499	25,499

TOTAL SHORT TERM INVESTMENTS (Cost $25,499)			25,499

TOTAL INVESTMENTS (122.95%) (Cost $18,094,362)			$18,151,367

SECURITIES SOLD SHORT (-104.71%) (Proceeds $15,044,327)			(15,459,256)

Other Assets In Excess Of Liabilities (81.76%)			12,071,174(c)

NET ASSETS (100.00%)			$14,763,285

		Value
	Shares	(Note 2)

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-104.71%)
Basic Materials (-17.79%)
Alcoa, Inc.	(22,245)	$(351,248)
Allegheny Technologies, Inc.	(5,318)	(184,907)
EI du Pont de Nemours & Co.	(12,367)	(914,416)
FMC Corp.	(3,232)	(184,321)
Freeport-McMoRan, Inc.	(11,761)	(274,737)
MeadWestvaco Corp.	(3,956)	(175,607)
Nucor Corp.	(6,038)	(296,164)
PPG Industries, Inc.	(1,062)	(245,481)

Total Basic Materials		(2,626,881)

Communications (-11.52%)
Amazon.com, Inc.	(1,251)	(388,248)
CBS Corp. - Class B	(3,715)	(205,588)

	Shares	Value (Note 2)

Communications (continued)
Facebook, Inc., Class A	(5,493)	$(428,564)
Interpublic Group of Cos., Inc.	(4,685)	(97,307)
News Corp. - Class A	(5,931)	(93,057)
TripAdvisor, Inc.	(1,173)	(87,576)
Twenty-First Century Fox, Inc. - Class A	(10,426)	(400,411)

Total Communications		(1,700,751)

Consumer Cyclical (-19.87%)
BorgWarner, Inc.	(1,743)	(95,778)
CarMax, Inc.	(4,100)	(272,978)
Carnival Corp.	(6,745)	(305,751)
DR Horton, Inc.	(7,423)	(187,728)
Ford Motor Co.	(29,128)	(451,484)
Goodyear Tire & Rubber Co.	(6,464)	(184,676)
Lennar Corp. - Class A	(3,771)	(168,978)
Michael Kors Holdings, Ltd.	(1,633)	(122,638)
Mohawk Industries, Inc.	(1,380)	(214,397)
PulteGroup, Inc.	(4,257)	(91,355)
PVH Corp.	(1,609)	(206,226)
Tiffany & Co.	(2,447)	(261,486)
Tractor Supply Co.	(1,090)	(85,914)
Whirlpool Corp.	(1,467)	(284,217)

Total Consumer Cyclical		(2,933,606)

Consumer Non-cyclical (-8.23%)
Biogen Idec, Inc.	(1,348)	(457,579)
Celgene Corp.	(3,647)	(407,953)
Mylan, Inc.	(2,856)	(160,993)
Tenet Healthcare Corp.	(3,715)	(188,239)

Total Consumer Non-cyclical		(1,214,764)

Diversified (-0.09%)
Leucadia National Corp.	(601)	(13,474)

Total Diversified		(13,474)

Energy (-8.39%)
Cameron International Corp.	(2,242)	(111,988)
Chesapeake Energy Corp.	(2,874)	(56,244)
CONSOL Energy, Inc.	(2,619)	(88,549)
Hess Corp.	(3,349)	(247,223)
QEP Resources, Inc.	(4,519)	(91,374)
The Williams Cos., Inc.	(14,317)	(643,406)

Total Energy		(1,238,784)

Financials (-17.41%)
Aflac, Inc.	(737)	(45,023)
American Express Co.	(1,708)	(158,912)
American International Group, Inc.	(2,330)	(130,503)
Ameriprise Financial, Inc.	(306)	(40,469)
Bank of America Corp.	(17,642)	(315,615)
Bank of New York Mellon Corp.	(1,892)	(76,759)
BlackRock, Inc.	(281)	(100,474)
Capital One Financial Corp.	(937)	(77,349)
Charles Schwab Corp.	(2,191)	(66,146)
Citigroup, Inc.	(5,058)	(273,688)
Comerica, Inc.	(292)	(13,677)

	Shares	Value (Note 2)

Financials (continued)
E*Trade Financial Corp.	(471)	$(11,424)
Fifth Third Bancorp	(1,345)	(27,404)
General Growth Properties, Inc. - REIT	(1,417)	(39,860)
Genworth Financial, Inc. - Class A	(802)	(6,817)
Goldman Sachs Group, Inc.	(730)	(141,496)
The Hartford Financial Services Group, Inc.	(723)	(30,142)
Host Hotels & Resorts, Inc. - REIT	(1,224)	(29,095)
Hudson City Bancorp, Inc.	(885)	(8,956)
Invesco Ltd.	(705)	(27,862)
JPMorgan Chase & Co.	(6,219)	(389,185)
KeyCorp	(1,411)	(19,613)
Kimco Realty Corp. - REIT	(663)	(16,668)
Legg Mason, Inc.	(188)	(10,034)
Lincoln National Corp.	(426)	(24,568)
Macerich Co. - REIT	(225)	(18,767)
Morgan Stanley	(3,281)	(127,303)
Navient Corp.	(677)	(14,630)
Principal Financial Group, Inc.	(478)	(24,827)
Prologis, Inc. - REIT	(802)	(34,510)
Prudential Financial, Inc.	(772)	(69,835)
Regions Financial Corp.	(2,247)	(23,728)
State Street Corp.	(687)	(53,930)
SunTrust Banks, Inc.	(859)	(35,992)
Torchmark Corp.	(211)	(11,430)
Unum Group	(413)	(14,406)
Vornado Realty Trust - REIT	(301)	(35,431)
XL Group PLC	(425)	(14,607)
Zions Bancorporation	(329)	(9,380)

Total Financials		(2,570,515)

Industrials (-16.28%)
Agilent Technologies, Inc.	(2,583)	(105,748)
Deere & Co.	(3,871)	(342,467)
Eaton Corp. PLC	(3,645)	(247,714)
Expeditors International of Washington, Inc.	(1,819)	(81,146)
Fluor Corp.	(3,212)	(194,744)
General Electric Co.	(17,698)	(447,229)
Ingersoll-Rand PLC	(2,074)	(131,471)
Jabil Circuit, Inc.	(4,075)	(88,957)
Martin Marietta Materials, Inc.	(1,492)	(164,597)
Ryder System, Inc.	(1,004)	(93,221)
Sealed Air Corp.	(4,561)	(193,523)
Textron, Inc.	(3,100)	(130,541)
Vulcan Materials Co.	(2,775)	(182,401)

Total Industrials		(2,403,759)

Technology (-4.39%)
Adobe Systems, Inc.	(3,836)	(278,877)
Autodesk, Inc.	(1,736)	(104,264)
Computer Sciences Corp.	(1,564)	(98,610)
First Solar, Inc.	(3,713)	(165,582)

Total Technology		(647,333)

	Shares	Value (Note 2)

Utilities (-0.74%)
AES Corp.	(7,944)	$(109,389)

Total Utilities		(109,389)

TOTAL COMMON STOCKS (Proceeds $15,044,327)		(15,459,256)

TOTAL SECURITIES SOLD SHORT (-104.71%) (Proceeds $15,044,327)		$(15,459,256)

(a)	Non-income producing security.
(b)	Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2014, the aggregate market value of those securities was $8,031,363, which represents approximately 54.99% of net assets.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes and/or as defined by the Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies “U.S. GAAP”. The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of their financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Basic Materials	$94,951	$–	$–	$94,951
Communications	3,329,296	–	–	3,329,296
Consumer Cyclical	3,395,029	–	–	3,395,029
Consumer Non-cyclical	3,409,978	–	–	3,409,978
Energy	2,682,150	–	–	2,682,150
Financials	883,767	–	–	883,767
Industrials	941,978	–	–	941,978
Technology	3,291,616	–	–	3,291,616
Utilities	97,103	–	–	97,103
Short Term Investments	25,499	–	–	25,499

Total	$18,151,367	$–	$–	$18,151,367

Other Financial Instruments

Liabilities
Securities Sold Short
Basic Materials	$(2,626,881)	$–	$–	$(2,626,881)
Communications	(1,700,751)	–	–	(1,700,751)
Consumer Cyclical	(2,933,606)	–	–	(2,933,606)
Consumer Non-cyclical	(1,214,764)	–	–	(1,214,764)
Diversified	(13,474)	–	–	(13,474)
Energy	(1,238,784)	–	–	(1,238,784)
Financials	(2,570,515)	–	–	(2,570,515)
Industrials	(2,403,759)	–	–	(2,403,759)
Technology	(647,333)	–	–	(647,333)
Utilities	(109,389)	–	–	(109,389)

Total	$(15,459,256)	$–	$–	$(15,459,256)

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Short Sales: The Fund may sell securities short. To do this, the Adviser will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term. As of December 31, 2014, the Fund held securities sold short with a fair value of $15,459,256.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$205,778
Gross unrealized depreciation (excess of tax cost over value)	(703,966)
Net appreciation on short sales	–

Net unrealized depreciation	$(498,188)

Cost of investments for income tax purposes	$18,649,555

CRYSTAL STRATEGY ABSOLUTE INCOME FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

CLOSED-END MUTUAL FUNDS (7.54%)
DoubleLine Income Solutions Fund	16,970	$337,703
Morgan Stanley China Fund, Inc. - Class A	2,565	77,899

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $425,891)		415,602

COMMON STOCKS (21.92%)
Energy (3.44%)
ConocoPhillips	1,700	117,402
Occidental Petroleum Corp.	445	35,871
Royal Dutch Shell PLC - Sponsored ADR - Class A	545	36,488

Total Energy		189,761

Financials (18.48%)
Colony Financial, Inc. - REIT	7,080	168,646
Huntington Bancshares, Inc.	10,800	113,616
ICICI Bank, Ltd. - Sponsored ADR	6,525	75,364
NorthStar Realty Finance Corp. - REIT	12,995	228,452
Outfront Media, Inc. - REIT	2,641	70,894
Starwood Property Trust, Inc. - REIT	8,700	202,188
Zurich Insurance Group AG - ADR	5,100	159,120

Total Financials		1,018,280

TOTAL COMMON STOCKS
(Cost $1,212,807)		1,208,041

EXCHANGE-TRADED FUNDS (12.42%)
iShares® Currency Hedged MSCI Germany ETF	2,155	50,707
PowerShares® Global Listed Private Equity Portfolio	24,734	271,579
Vanguard® Extended Duration Treasury ETF	1,750	217,210
WisdomTree® Japan Hedged Real Estate Fund	5,450	145,297

TOTAL EXCHANGE-TRADED FUNDS
(Cost $701,330)		684,793

MASTER LIMITED PARTNERSHIPS (5.25%)
Apollo Global Management LLC - Class A	540	12,733
Blackstone Group LP	2,370	80,177
Carlyle Group LP	885	24,337
KKR & Co. LP	855	19,845
Lazard, Ltd. - Class A	2,230	111,567
Oaktree Capital Group LLC	785	40,687

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $293,981)		289,346

OPEN-END MUTUAL FUNDS (22.64%)
DoubleLine Total Return Bond Fund - Institutional Class	65,578	719,391

		Value
	Shares	(Note 2)

OPEN-END MUTUAL FUNDS (22.64%) (continued)
Driehaus Active Income Fund - Retail Class	3,428	$35,715
Forward Select Income Fund - Institutional Class	9,476	240,962
Goldman Sachs Strategic Income Fund - Institutional Class	5,819	59,819
RiverPark Strategic Income Fund - Institutional Class	19,124	192,192

TOTAL OPEN-END MUTUAL FUNDS
(Cost $1,258,231)		1,248,079

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (30.82%)
Money Market Fund (30.82%)
Fidelity Institutional Money Market Portfolio	0.06803%	1,698,736	1,698,736

TOTAL SHORT TERM INVESTMENTS
(Cost $1,698,736)			1,698,736

TOTAL INVESTMENTS (100.59%)
(Cost $5,590,976)			$5,544,597

SECURITIES SOLD SHORT (-10.05%)
(Proceeds $571,620)			(553,972)

Liabilities in Excess of Other Assets (9.46%)			521,693(a)

NET ASSETS (100.00%)			$5,512,318

	Shares	Value

SCHEDULE OF SECURITIES SOLD SHORT

EXCHANGE-TRADED FUNDS (-10.05%)
Consumer Staples Select Sector SPDR® Fund	(2,150)	$(104,254)
iShares® MSCI Canada ETF	(3,360)	(96,970)
iShares® MSCI EAFE ETF	(3,670)	(223,283)
SPDR® S&P 500® ETF Trust	(630)	(129,465)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $571,620)		(553,972)

TOTAL SECURITIES SOLD SHORT (-10.05%)
(Proceeds $571,620)		$(553,972)

(a)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

ADR	- American Depositary Receipt.
AG	- Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
ETF	- Exchange-Traded Fund.
LLC	- Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

PLC - Public Limited Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

CLOSED-END MUTUAL FUNDS (4.22%)
DoubleLine Income Solutions Fund	5,050	$100,495
Morgan Stanley China Fund, Inc. - Class A	3,840	116,621

TOTAL CLOSED-END MUTUAL FUNDS
(Cost $207,612)		217,116

COMMON STOCKS (14.68%)
Communications (0.64%)
Zayo Group Holdings, Inc.(a)	1,075	32,863

Consumer Non-cyclical (1.29%)
Odyssey Marine Exploration, Inc.(a)	71,380	66,383

Energy (1.56%)
ConocoPhillips	770	53,176
SolarCity Corp.(a)	510	27,275

Total Energy		80,451

Financials (8.67%)
Huntington Bancshares, Inc.	13,170	138,549
ICICI Bank, Ltd. - Sponsored ADR	6,375	73,631
NorthStar Realty Finance Corp. - REIT	4,740	83,329
Outfront Media, Inc. - REIT	1,452	38,984
Starwood Property Trust, Inc. - REIT	4,800	111,552

Total Financials		446,045

Technology (2.52%)
Microsoft Corp.	2,795	129,829

TOTAL COMMON STOCKS
(Cost $764,781)		755,571

EXCHANGE-TRADED FUNDS (43.05%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	2,780	102,943
First Trust NASDAQ Technology Dividend Index Fund	4,180	115,535
Global X Guru Index ETF	3,525	92,179
Guggenheim Insider Sentiment ETF	1,485	72,854
Guggenheim Spin-Off ETF	1,800	80,622
iShares® 20+ Year Treasury Bond ETF	1,575	198,324
iShares® Currency Hedged MSCI Germany ETF	3,980	93,649
iShares® Gold Trust(a)	4,290	49,078
iShares® India 50 ETF	3,970	118,703
iShares® MSCI Frontier 100 ETF	2,425	74,690
iShares® MSCI Turkey ETF	1,070	58,112
iShares® Russell 2000® ETF	1,230	147,194
iShares® US Real Estate ETF	1,563	120,101
Market Vectors® Semiconductor ETF	1,549	84,606

		Value
	Shares	(Note 2)

EXCHANGE-TRADED FUNDS (43.05%) (continued)
PowerShares Deutsche Bank U.S. Dollar Index Bullish Fund(a)	3,700	$88,689
PowerShares® Global Listed Private Equity Portfolio	17,925	196,817
Vanguard® Extended Duration Treasury ETF	2,405	298,509
WisdomTree® Japan Hedged Equity Fund	3,165	155,813
WisdomTree® Japan Hedged Real Estate Fund	2,540	67,716

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,230,678)		2,216,134

MASTER LIMITED PARTNERSHIPS (5.62%)
Apollo Global Management LLC - Class A	685	16,152
Blackstone Group LP	2,135	72,227
Carlyle Group LP	960	26,400
KKR & Co. LP	875	20,309
Lazard, Ltd. - Class A	2,185	109,315
Oaktree Capital Group LLC	870	45,092

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $296,407)		289,495

OPEN-END MUTUAL FUNDS (11.63%)
Absolute Opportunities Fund - Institutional Class	2,846	28,062
ASG Global Alternatives Fund - Institutional Class	3,811	42,875
ASG Managed Futures Strategy Fund - Institutional Class	3,915	43,104
Aston/River Road Long-Short Fund - Institutional Class	3,601	41,160
Bogle Investment Management Small Cap Growth Fund - Institutional Class	3,743	116,296
DoubleLine Total Return Bond Fund - Institutional Class	9,293	101,940
Goldman Sachs Strategic Income Fund - Institutional Class	4,108	42,228
MainStay Marketfield Fund - Institutional Class	3,685	59,848
Whitebox Tactical Opportunities Fund - Institutional Class	6,807	82,028
William Blair Macro Allocation Fund - Institutional Class	3,356	41,048

TOTAL OPEN-END MUTUAL FUNDS
(Cost $633,982)		598,589

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (19.13%)
Money Market Fund (19.13%)
Fidelity Institutional Money Market Portfolio	0.06803%	984,960	984,960

TOTAL SHORT TERM INVESTMENTS
(Cost $984,960)			984,960

TOTAL INVESTMENTS (98.33%)
(Cost $5,118,420)			$5,061,865

SECURITIES SOLD SHORT (-14.41%)
(Proceeds $766,877)			(741,750)

Other Assets In Excess Of Liabilities (16.08%)			827,522(b)

NET ASSETS (100.00%)			$5,147,637

	Shares	Value

SCHEDULE OF SECURITIES SOLD SHORT

EXCHANGE-TRADED FUNDS (-14.41%)
iPATH S&P 500® VIX Short-Term Futures ETN	(4,860)	$(153,139)
iShares® MSCI Canada ETF	(5,470)	(157,864)
iShares® MSCI EAFE ETF	(7,080)	(430,747)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $766,877)		(741,750)

TOTAL SECURITIES SOLD SHORT (-14.41%)
(Proceeds $766,877)		$(741,750)

(a)	Non-Income Producing Security.
(b)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

CRYSTAL STRATEGY ABSOLUTE RETURN PLUS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

CLOSED-END MUTUAL FUNDS (6.07%)
DoubleLine Income Solutions Fund	5,850	$116,415
Morgan Stanley China Fund, Inc. - Class A	6,555	199,075

TOTAL CLOSED-END MUTUAL FUNDS (Cost $293,130)		315,490

COMMON STOCKS (19.41%)
Communications (1.16%)
Zayo Group Holdings, Inc.(a)	1,965	60,070

Consumer Non-cyclical (2.20%)
Odyssey Marine Exploration, Inc.(a)	122,780	114,185

Energy (1.50%)
ConocoPhillips	580	40,055
SolarCity Corp.(a)	705	37,703

Total Energy		77,758

Financials (11.18%)
Huntington Bancshares, Inc.	16,620	174,842
ICICI Bank, Ltd. - Sponsored ADR	9,650	111,458
NorthStar Realty Finance Corp. - REIT	5,850	102,843
Outfront Media, Inc. - REIT	1,408	37,780
Starwood Property Trust, Inc. - REIT	6,645	154,430

Total Financials		581,353

Technology (3.37%)
Microsoft Corp.	3,770	175,117

TOTAL COMMON STOCKS (Cost $1,033,282)		1,008,483

EXCHANGE-TRADED FUNDS (60.11%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	3,780	139,974
First Trust NASDAQ Technology Dividend Index Fund	4,835	133,639
Global X Guru Index ETF	3,988	104,286
Guggenheim Insider Sentiment ETF	1,625	79,722
Guggenheim Spin-Off ETF	1,730	77,487
iShares® 20+ Year Treasury Bond ETF	2,140	269,469
iShares® Currency Hedged MSCI Germany ETF	6,460	152,004
iShares® Gold Trust(a)	4,335	49,592
iShares® India 50 ETF	6,530	195,247
iShares® MSCI Frontier 100 ETF	4,450	137,060
iShares® MSCI Turkey ETF	1,930	104,818
iShares® Russell 2000 ETF	2,255	269,856
iShares® US Real Estate ETF	1,730	132,933
Market Vectors® Semiconductor ETF	1,885	102,959
PowerShares Deutsche Bank U.S. Dollar Index Bullish Fund(a)	4,500	107,865

			Value
		Shares	(Note 2)

EXCHANGE-TRADED FUNDS (60.11%) (continued)
PowerShares® Global Listed Private Equity Portfolio		27,780	$305,024
Vanguard® Extended Duration Treasury ETF		3,780	469,174
WisdomTree® Japan Hedged Equity Fund		4,290	211,197
WisdomTree® Japan Hedged Real Estate Fund		3,050	81,313

TOTAL EXCHANGE-TRADED FUNDS (Cost $3,172,829)			3,123,619

MASTER LIMITED PARTNERSHIPS (7.57%)
Apollo Global Management LLC - Class A		750	17,685
Blackstone Group LP		2,760	93,371
Carlyle Group LP		1,784	49,060
KKR & Co. LP		1,395	32,378
Lazard, Ltd. - Class A		2,550	127,576
Oaktree Capital Group LLC		1,419	73,547

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $409,624)			393,617

OPEN-END MUTUAL FUNDS (14.96%)
Absolute Opportunities Fund - Institutional Class		7,155	70,551
ASG Global Alternatives Fund - Institutional Class		3,585	40,328
Aston/River Road Long-Short Fund - Institutional Class		6,853	78,331
Bogle Investment Management Small Cap Growth Fund - Institutional Class		4,327	134,450
DoubleLine Total Return Bond Fund - Institutional Class		14,508	159,148
Goldman Sachs Strategic Income Fund - Institutional Class		5,642	58,002
MainStay Marketfield Fund - Institutional Class		4,870	79,083
Whitebox Tactical Opportunities Fund - Institutional Class		8,123	97,886
William Blair Macro Allocation Fund - Institutional Class		4,883	59,720

TOTAL OPEN-END MUTUAL FUNDS (Cost $832,119)			777,499

7-Day			Value
Yield		Shares	(Note 2)

SHORT TERM INVESTMENTS (0.54%)
Money Market Fund (0.54%)
Fidelity Institutional Money Market Portfolio	0.06803%	28,152	28,152

TOTAL SHORT TERM INVESTMENTS (Cost $28,152)			28,152

TOTAL INVESTMENTS (108.66%) (Cost $5,769,136)			$5,646,860

SECURITIES SOLD SHORT (-13.89%)
(Proceeds $743,860)			(722,057)

Liabilities in Excess of Other Assets (5.23%)			271,982(b)

NET ASSETS (100.00%)			$5,196,785

	Shares	Value

SCHEDULE OF SECURITIES SOLD SHORT

EXCHANGE-TRADED FUNDS (-13.89%)
iPATH S&P 500® VIX Short-Term Futures ETN	(5,610)	$(176,771)
iShares® MSCI Canada ETF	(5,065)	(146,176)
iShares® MSCI EAFE ETF	(6,560)	(399,110)
TOTAL EXCHANGE-TRADED FUNDS
(Proceeds $743,860)		(722,057)

TOTAL SECURITIES SOLD SHORT (-13.89%)
(Proceeds $743,860)		$(722,057)

(a)	Non-Income Producing Security.
(b)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

SCHEDULE OF WRITTEN OPTIONS	Expiration Date	Exercise Price	Contracts	Value

Written Put Options - 0.00%
Deutsche X-trackers Harvest CSI 300 China A-Shares ETF	01/17/15	$27.00	(2)	$(10)

Total Written Put Options
(Premiums received $67)				(10)

TOTAL WRITTEN OPTIONS
(Premiums received $67)				$(10)

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund (prior to November 21, 2014, known as the Crystal Strategy Leveraged Alternative Fund) (individually a “Fund” and collectively, the “Funds”). The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective. The Crystal Strategy Absolute Return Fund seeks to provide absolute (positive) returns over full market cycles. The Crystal Strategy Absolute Return Plus Fund seeks to provide long-term absolute (positive) returns with reduced correlation to conventional equity markets as a secondary objective. The Funds currently offer Class A shares, Class I shares and Class R shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open- end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

Crystal Strategy Absolute Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$415,602	$–	$–	$415,602
Common Stocks
Energy	189,761	–	–	189,761
Financials	1,018,280	–	–	1,018,280
Exchange-Traded Funds	684,793	–	–	684,793
Master Limited Partnerships	289,346	–	–	289,346
Open-End Mutual Funds	1,248,079	–	–	1,248,079
Short Term Investments	1,698,736	–	–	1,698,736

TOTAL	$5,544,597	$–	$–	$5,544,597

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(553,972)	$–	$–	$(553,972)

TOTAL	$(553,972)	$–	$–	$(553,972)

Crystal Strategy Absolute Return Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$217,116	$–	$–	$217,116
Common Stocks
Communications	32,863	–	–	32,863
Consumer Non-cyclical	66,383	–	–	66,383
Energy	80,451	–	–	80,451
Financials	446,045	–	–	446,045
Technology	129,829	–	–	129,829
Exchange-Traded Funds	2,216,134	–	–	2,216,134
Master Limited Partnerships	289,495	–	–	289,495
Open-End Mutual Funds	598,589	–	–	598,589
Short Term Investments	984,960	–	–	984,960

TOTAL	$5,061,865	$–	$–	$5,061,865

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(741,750)	$–	$–	$(741,750)

TOTAL	$(741,750)	$–	$–	$(741,750)

Crystal Strategy Absolute Return Plus Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$315,490	$–	$–	$315,490
Common Stocks
Communications	60,070	–	–	60,070
Consumer Non-cyclical	114,185	–	–	114,185
Energy	77,758	–	–	77,758
Financials	581,353	–	–	581,353
Technology	175,117	–	–	175,117
Exchange-Traded Funds	3,123,619	–	–	3,123,619
Master Limited Partnerships	393,617	–	–	393,617
Open-End Mutual Funds	777,499	–	–	777,499
Short Term Investments	28,152	–	–	28,152

TOTAL	$5,646,860	$–	$–	$5,646,860

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities
Securities Sold Short
Exchange-Traded Funds	$(722,057)	$–	$–	$(722,057)
Written Options	(10)	–	–	(10)

TOTAL	$(722,067)	$–	$–	$(722,067)

The Funds recognize transfers between levels as of the end of the fiscal year. For the period ended December 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to each Fund and are apportioned among the classes based on average net assets of each class. Additionally, some expenses are attributed to the fund family and are apportioned among the Funds based on average net assets of each Fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Crystal Strategy Absolute Income Fund pays dividends on a quarterly basis, and the Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund pay dividends on an annual basis. All Funds distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year.

Short Sales: The Funds may sell securities short. To do this, the Adviser will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Funds must borrow the security to deliver to the buyer. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds bear the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Funds will segregate liquid assets (which may include its long positions), marked-to-market daily. The Funds maintain collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. The Funds typically intend to hold securities sold short for the short term. As of December 31, 2014, the Crystal Strategy Absolute Income Fund, Crystal Strategy Absolute Return Fund and the Crystal Strategy Absolute Return Plus Fund held securities sold short with a fair value of $553,972, $741,750, and $722,057, respectively.

The Funds may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Funds to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Absolute Return Plus Fund

Gross unrealized appreciation (excess of value over tax cost)	$59,380	$60,010	$106,645
Gross unrealized depreciation (excess of tax cost over value)	(102,266)	(146,048)	(245,877)

Net unrealized depreciation	$(42,886)	$(86,038)	$(139,232)

Cost of investments for income tax purposes	$5,587,483	$5,147,903	$5,786,092

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: A Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Crystal Strategy Absolute Return Plus Fund had the following transactions in written covered call/put options during the three months ended December 31, 2014:

	Contracts	Premiums
Balance as of 10.01.14	-	-
Options Written	2	67
Options Expired	-	-
Options Closed	-	-
Options Exercised	-	-

Balance as of 12.31.14	2	67

CUPPS ALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

COMMON STOCKS (97.27%)
BASIC MATERIALS (0.30%)
US Silica Holdings, Inc.	234	$6,011

TOTAL BASIC MATERIALS		6,011

COMMUNICATIONS (17.72%)
Alibaba Group Holding Ltd., Sponsored ADR(a)	433	45,006
Amazon.com, Inc.(a)	96	29,794
Baidu, Inc.- Sponsored ADR(a)	106	24,165
Facebook, Inc.- Class A(a)	960	74,899
FireEye, Inc.(a)	753	23,780
Google, Inc.- Class A(a)	35	18,573
Groupon, Inc.(a)	946	7,814
Palo Alto Networks, Inc.(a)	548	67,168
Splunk, Inc.(a)	423	24,936
Vipshop Holdings Ltd.- ADR(a)	1,505	29,408
Zillow, Inc.- Class A(a)	132	13,977

TOTAL COMMUNICATIONS		359,520

CONSUMER, CYCLICAL (15.89%)
American Airlines Group, Inc.	394	21,130
Chipotle Mexican Grill, Inc.(a)	44	30,118
Deckers Outdoor Corp.(a)	390	35,506
Delphi Automotive PLC	403	29,306
Delta Air Lines, Inc.	671	33,007
Hilton Worldwide Holdings, Inc.(a)	150	3,914
Lennar Corp.- Class A	445	19,940
Polaris Industries, Inc.	154	23,291
Restoration Hardware Holdings, Inc.(a)	509	48,869
Tesla Motors, Inc.(a)	181	40,256
Under Armour, Inc.- Class A(a)	250	16,975
Vail Resorts, Inc.	220	20,049

TOTAL CONSUMER, CYCLICAL		322,361

CONSUMER, NON-CYCLICAL (20.26%)
Alkermes PLC(a)	358	20,964
Alnylam Pharmaceuticals, Inc.(a)	215	20,855
BioMarin Pharmaceutical, Inc.(a)	257	23,233
Cepheid(a)	452	24,471
CoStar Group, Inc.(a)	150	27,544
DexCom, Inc.(a)	492	27,085
Edwards Lifesciences Corp.(a)	153	19,489
Exact Sciences Corp.(a)	1,087	29,827
FleetCor Technologies, Inc.(a)	267	39,706
Gilead Sciences, Inc.(a)	214	20,172
Illumina, Inc.(a)	160	29,533
Insulet Corp.(a)	335	15,430
Keurig Green Mountain, Inc.	363	48,059
United Rentals, Inc.(a)	125	12,751
Universal Health Services, Inc., Class B	241	26,814

		Value
	Shares	(Note 2)

CONSUMER, NON-CYCLICAL (continued)
Vertex Pharmaceuticals, Inc.(a)	211	$25,067

TOTAL CONSUMER, NON-CYCLICAL		411,000

ENERGY (1.88%)
Pioneer Natural Resources Co.	72	10,717
SolarCity Corp.(a)	511	27,328

TOTAL ENERGY		38,045

FINANCIAL (7.66%)
American Tower Corp.- REIT	256	25,305
Brookdale Senior Living, Inc.(a)	892	32,710
LendingClub Corp.(a)	970	24,541
Morgan Stanley	1,250	48,500
Visa, Inc., Class A	93	24,385

TOTAL FINANCIAL		155,441

INDUSTRIAL (1.76%)
Acuity Brands, Inc.	109	15,268
Mobileye NV(a)	506	20,523

TOTAL INDUSTRIAL		35,791

TECHNOLOGY (31.80%)
Apple, Inc.	891	98,349
Applied Materials, Inc.	1,858	46,301
athenahealth, Inc.(a)	255	37,153
Avago Technologies Ltd.	287	28,869
Cavium, Inc.(a)	796	49,209
Electronic Arts, Inc.(a)	932	43,818
IPG Photonics Corp.(a)	130	9,740
NetSuite, Inc.(a)	468	51,092
NXP Semiconductors NV(a)	232	17,725
salesforce.com, Inc.(a)	830	49,227
ServiceNow, Inc.(a)	533	36,164
Skyworks Solutions, Inc.	491	35,701
Spansion, Inc.- Class A(a)	643	22,003
Stratasys Ltd.(a)	128	10,638
Tableau Software, Inc.- Class A(a)	668	56,620
Ultimate Software Group, Inc.(a)	204	29,950
Workday, Inc.- Class A(a)	277	22,606

TOTAL TECHNOLOGY		645,165

TOTAL COMMON STOCKS
(Cost $1,834,391)		1,973,334

MASTER LIMITED PARTNERSHIP (0.80%)
FINANCIAL (0.80%)
Lazard Ltd.- Class A	323	16,160

TOTAL FINANCIAL		16,160

TOTAL MASTER LIMITED PARTNERSHIP
(Cost $16,145)		16,160

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT-TERM INVESTMENT (0.65%)
MONEY MARKET FUND (0.65%)
Fidelity Institutional Money Market Portfolio	0.06803%	13,189	$13,189

TOTAL SHORT-TERM INVESTMENT
(Cost $13,189)			13,189

TOTAL INVESTMENTS (98.72%)
(Cost $1,863,725)			$2,002,683

Other Assets In Excess Of Liabilities (1.28%)			26,026

NET ASSETS (100.00%)			$2,028,709

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term used for a public limited liability company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the Cupps All Cap Growth Fund (the “Fund”). The Fund’s primary investment objective is to achieve growth of capital over the long term. The Fund currently offers an Institutional Class. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Basic Materials	$6,011	$–	$–	$6,011
Communications	359,520	–	–	359,520
Consumer, Cyclical	322,361	–	–	322,361
Consumer, Non-cyclical	411,000	–	–	411,000
Energy	38,045	–	–	38,045
Financial	155,441	–	–	155,441
Industrial	35,791	–	–	35,791
Technology	645,165	–	–	645,165
Master Limited Partnership	16,160	–	–	16,160
Short-Term Investment	13,189	–	–	13,189

TOTAL	$2,002,683	$–	$–	$2,002,683

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$144,157
Gross unrealized depreciation (excess of tax cost over value)	(33,198)

Net unrealized appreciation	$110,959

Cost of investments for income tax purposes	$1,891,724

GKE ASIAN OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

COMMON STOCKS (55.26%)
COMMUNICATIONS (4.35%)
Internet (4.35%)
Baidu, Inc. - Sponsored ADR(a)	500	$113,985
Tencent Holdings Ltd.	16,500	238,737
Trend Micro, Inc.(a)	5,100	140,930

		493,652

TOTAL COMMUNICATIONS		493,652

CONSUMER, CYCLICAL (5.38%)
Auto Manufacturers (3.76%)
Great Wall Motor Co. Ltd. - Class H	51,500	291,308
Mazda Motor Corp.	2,800	67,244
Toyota Motor Corp.	1,100	68,549

		427,101

Auto Parts & Equipment (0.37%)
Denso Corp.	900	41,947

Home Furnishings (1.25%)
Panasonic Corp.	12,100	142,519

TOTAL CONSUMER, CYCLICAL		611,567

CONSUMER, NON-CYCLICAL (4.65%)
Commercial Services (0.65%)
WuXi PharmaTech Cayman, Inc. - ADR(a)	2,200	74,074

Household Products/Wares (1.99%)
Samsonite International SA	76,500	226,704

Pharmaceuticals (2.01%)
CSPC Pharmaceutical Group Ltd.	192,000	168,761
Sihuan Pharmaceutical Holdings Group Ltd.	89,000	59,199

		227,960

TOTAL CONSUMER, NON-CYCLICAL		528,738

FINANCIAL (17.72%)
Banks (6.09%)
BDO Unibank, Inc.	92,930	227,332
Metropolitan Bank & Trust	103,110	190,115
Resona Holdings, Inc.	54,400	274,802

		692,249

Diversified Financial Services (1.45%)
Daiwa Securities Group, Inc.	21,000	164,433

Insurance (2.89%)
AIA Group Ltd.	59,600	328,722

		Value
	Shares	(Note 2)

FINANCIAL (continued)
Real Estate (7.29%)
Cheung Kong Holdings Ltd.	15,000	$251,202
Megaworld Corp.	2,923,000	302,043
Mitsui Fudosan Co. Ltd.	4,000	107,262
Shimao Property Holdings Ltd.	75,500	167,202

		827,709

TOTAL FINANCIAL		2,013,113

INDUSTRIAL (15.29%)
Building Materials (0.82%)
China Resources Cement Holdings Ltd.	144,000	92,803

Electrical Components & Equipment (2.93%)
Hitachi Ltd.	32,000	236,185
Nidec Corp.	1,500	96,878

		333,063

Electronics (3.92%)
Murata Manufacturing Co. Ltd.	2,400	261,890
Omron Corp.	4,100	183,416

		445,306

Engineering & Construction (1.94%)
Cheung Kong Infrastructure Holdings Ltd.	30,000	220,613

Hand & Machine Tools (1.70%)
SMC Corp.	500	131,112
THK Co. Ltd.	2,600	62,483

		193,595

Machinery - Construction & Mining (2.09%)
Mitsubishi Electric Corp.	20,000	237,561

Machinery-Diversified (1.89%)
FANUC Corp.	1,300	214,345

TOTAL INDUSTRIAL		1,737,286

UTILITIES (7.87%)
Electric (4.93%)
CGN Power Co. Ltd. - Class H(a)(b)(c)	303,000	131,677
Huadian Fuxin Energy Corp. Ltd. - Class H	570,000	266,944
Huaneng Renewables Corp. Ltd. - Class H	504,000	161,672

		560,293

Water (2.94%)
Guangdong Investment Ltd.	256,000	333,426

TOTAL UTILITIES		893,719

TOTAL COMMON STOCKS
(Cost $6,140,794)		6,278,075

		Shares	Value (Note 2)

PARTICIPATION NOTES (10.65%)
FINANCIAL (7.69%)
Banks (6.16%)
Axis Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015		22,106	$175,944
Federal Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings, Inc.), expiring 02/12/2016		65,197	156,686
Yes Bank Ltd, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015		30,051	367,553

			700,183

Diversified Financial Services (1.53%)
Shriram Transport, (Loan Participation Notes issued by Citigroup Global Markets Holdings, Inc.), expiring 02/27/2015		9,889	173,631

TOTAL FINANCIAL			873,814

TECHNOLOGY (2.96%)
Semiconductors (2.96%)
CHIPBOND Technology, (Loan Participation Notes issued by Merrill Lynch Intl & Co.), expiring 01/17/2019		13,000	23,859
Taiwan Semiconductor, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017		70,000	312,322

TOTAL TECHNOLOGY			336,181

TOTAL PARTICIPATION NOTES (Cost $1,050,644)			1,209,995

	Currency	Principal Amount	Value (Note 2)

CONTINGENT CONVERTIBLE CAPITAL (4.29%)
FINANCIAL (4.29%)
Banks (4.29%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes
6.000% Perpetual Maturity (b)(d)(e)	CNY	3,000,000	488,138

TOTAL FINANCIAL			488,138

TOTAL CONTINGENT CONVERTIBLE CAPITAL (Cost $487,805)			488,138

	Currency	Principal Amount	Value (Note 2)

CORPORATE BONDS (8.94%)
COMMUNICATIONS (6.08%)
Telecommunications (6.08%)
Optus Finance Proprietary Ltd., Sr. Unsec. Notes
4.750% 12/12/2018	AUD	800,000	$690,761

TOTAL COMMUNICATIONS			690,761

FINANCIAL (2.86%)
Diversified Financial Services (2.86%)
Far East Horizon Ltd., Sr. Unsec. Notes
5.500% 10/18/2015	CNH	2,000,000	324,769

TOTAL FINANCIAL			324,769

TOTAL CORPORATE BONDS (Cost $1,046,158)			1,015,530

GOVERNMENT BONDS (8.29%)
Indonesia Government International Bond, Sr. Unsec. Notes
6.625% 02/17/2037 (c)	USD	500,000	588,750
New Zealand Government Bond, Sr. Unsec. Notes, Series 423
5.500% 04/15/2023	NZD	400,000	352,965

			941,715

TOTAL GOVERNMENT BONDS (Cost $913,913)			941,715

	7-Day Yield	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS (1.59%)
MONEY MARKET FUND (1.59%)
Blackrock Liquidity Temporary Fund, Investor Class	0.074%	180,329	180,329

TOTAL SHORT-TERM INVESTMENTS (Cost $180,329)			180,329

TOTAL INVESTMENTS (89.02%) (Cost $9,819,643)			10,113,782

Other Assets In Excess Of Liabilities (10.98%)			1,247,019(f)

NET ASSETS (100.00%)			$11,360,801

(a)	Non-Income Producing Security.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market Value of Rule 144A securities amounts to $619,815, which represents approximately 5.46% of net assets as December 31, 2014.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of December 31, 2014, the aggregate market value of those securities was $720,427, representing 6.34% of the Fund’s net assets.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(f)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited.

Jr. Junior

SA - Societe Anonyme.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

Currency Abbreviations:

AUD - Australian Dollar

CNH - People’s Republic of China Renminbi

CNY - Chinese Yuan

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)

AUD	880,000	Sale	01/02/2015	$718,328	$28,792
JPY	45,000,000	Sale	01/05/2015	375,705	2,157
JPY	75,000,000	Sale	01/16/2015	626,235	6,356
JPY	30,000,000	Sale	01/20/2015	250,503	5,317
JPY	40,000,000	Sale	01/26/2015	334,021	931
NZD	470,000	Sale	01/05/2015	366,442	1,051

					$44,604

Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)

AUD	880,000	Sale	02/02/2015	$716,742	$(3,062)
JPY	15,000,000	Sale	01/09/2015	125,239	(291)
JPY	155,000,000	Sale	02/05/2015	1,294,430	(5,746)
NZD	480,000	Sale	02/05/2015	373,126	(790)

					$(9,889)

*	The contracted amount is stated in the currency in which the security is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized Appreciation/(Depreciation)

Hang Seng China Futures	Long	3	01/30/15	$231,906	$4,222
Nikkei 225	Long	14	03/13/15	1,015,695	(24,889)

				$1,247,601	$(20,667)

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund seeks to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communications	$113,985	$379,667	$–	$493,652
Consumer, Cyclical	–	611,567	–	611,567
Consumer, Non-cyclical	74,074	454,664	–	528,738
Financial	–	2,013,113	–	2,013,113
Industrial	–	1,737,286	–	1,737,286
Utilities	465,103	428,616	–	893,719
Participation Notes
Financial	–	873,814	–	873,814

Technology	$–	$336,181	$–	$336,181
Contingent Convertible Capital	–	488,138	–	488,138
Corporate Bonds
Communications	–	690,761	–	690,761
Financial	–	324,769	–	324,769
Government Bonds	–	941,715	–	941,715
Short-Term Investments	180,329	–	–	180,329

TOTAL	$833,491	$9,280,291	$–	$10,113,782

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Assets
Forward Foreign Currency Contracts	$–	$44,604	$–	$44,604
Futures Contracts	4,222	–	–	4,222

Liabilities
Forward Foreign Currency Contracts	–	(9,889)	–	(9,889)
Futures Contracts	(24,889)	–	–	(24,889)

TOTAL	$(20,667)	$34,715	$–	$14,048

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2014, the Fund had transfers between Level 1 and Level 2 securities. This is because the Fund utilizes a fair valuation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table below represent the value of the securities as of December 31, 2014 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at September 30, 2014. There were no Level 3 securities held during the period.

	Level 1		Level 2
	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)

Common Stocks	-	$(5,392,655)	$5,392,655	-

Total	-	$(5,392,655)	$5,392,655	-

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$562,220
Gross unrealized depreciation (excess of tax cost over value)	(290,318)
Net appreciation of foreign currency and derivatives	–

Net unrealized appreciation	$271,902

Cost of investments for income tax purposes	$9,841,880

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. As of December 31, 2014, the Fund held forward foreign currency contracts with net unrealized appreciation of $34,715.

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of December 31, 2014, the Fund had futures contracts outstanding with net unrealized depreciation of $(20,667). The number of futures contracts held at December 31, 2014, as disclosed in the Portfolio of Investments, is representative of futures contracts activity during the period ended December 31, 2014.

INSIGNIA MACRO FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

	Principal Amount	Value (Note 2)

ASSET-BACKED SECURITIES (7.12%)
Automobile (6.08%)
Ally Auto Receivables Trust
Series 2012-5, 0.620% 01/15/2016	$110,507	$110,513
AmeriCredit Automobile Receivables Trust
Series 2013-5, 0.536% 07/08/2015(a)	234,604	234,670
BMW Vehicle Owner Trust
Series 2013-A, 0.410% 03/25/2015	34,648	34,649
CarMax Auto Owner Trust
Series 2013-4, 0.520% 11/15/2016	294,255	294,313
Series 2013-3, 0.590% 08/15/2016	96,145	96,163
Series 2013-1, 0.600% 10/16/2017	128,656	128,608
Fifth Third Auto
Series 2013-1, 0.590% 03/15/2015	22,544	22,546
Ford Credit Auto Owner Trust
Series 2014-A, 0.480% 11/15/2016	176,164	176,156
Series 2013-B, 0.570% 06/15/2016	272,690	272,702
Hyundai Auto Receivables Trust
Series 2014-B, 0.440% 02/15/2017	149,244	149,160
Series 2012-C, 0.530% 12/15/2015	237,908	237,934
Series 2013-C, 0.570% 06/15/2016	75,226	75,256
Mercedes-Benz Auto Receivables Trust
Series 2012-1, 0.470% 08/15/2015	258,990	259,022
Series 2013-1, 0.500% 02/15/2015	21,496	21,498
Nissan Auto Receivables Owner Trust
Series 2012-B, 0.460% 08/15/2015	69,430	69,427
Series 2013-B, 0.520% 03/15/2015	152,725	152,739
Toyota Auto Receivables Owner Trust
Series 2012-B, 0.460% 09/15/2015	65,895	65,912
World Omni Auto Receivables Trust
Series 2012-A, 0.640% 10/15/2015	161,659	161,733

Total Automobile		2,563,001

Credit Card (0.89%)
Cabela’s Credit Card Master Note Trust
Series 2014-1, 0.505% 03/16/2020(a)	85,000	85,019
Citibank Credit Card Issuance Trust
Series 2003-A7, 4.150% 07/07/2017	285,000	290,404

Total Credit Card		375,423

Other (0.15%)
GE Equipment Midticket LLC
Series 2012-1, 0.600% 05/22/2015	61,449	61,445

TOTAL ASSET-BACKED SECURITIES
(Cost $3,000,702)		2,999,869

CORPORATE BONDS (35.16%)
Basic Materials (2.71%)

Barrick Gold Corp., Sr. Unsec. Notes
2.900% 05/30/2016	275,000	279,164

BHP Billiton Finance USA Ltd., Sr. Unsec. Notes
1.000% 02/24/2015	285,000	285,165

	Principal Amount	Value (Note 2)

Basic Materials (continued)

EI du Pont de Nemours & Co., Sr. Unsec. Notes
3.250% 01/15/2015	$290,000	$290,193

Potash Corp. of Saskatchewan, Inc., Sr. Unsec. Notes
3.750% 09/30/2015	280,000	286,257

Total Basic Materials		1,140,779

Communications (6.13%)

AT&T, Inc., Sr. Unsec. Notes
2.500% 08/15/2015	280,000	283,093

Comcast Corp. Sr. Unsec. Notes
6.500% 01/15/2015	315,000	315,727
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Notes
3.550% 03/15/2015	285,000	286,714
Discovery Communications LLC, Sr. Unsec. Notes
3.700% 06/01/2015	280,000	283,232

eBay, Inc., Sr. Unsec. Notes
0.700% 07/15/2015	260,000	260,195

Time Warner, Inc., Sr. Unsec. Notes
3.150% 07/15/2015	280,000	283,974

Verizon Communications, Inc., Sr. Unsec. Notes
2.500% 09/15/2016	291,000	297,654

Viacom, Inc., Sr. Unsec Notes
1.250% 02/27/2015	288,000	288,272

Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	285,000	285,040

Total Communications		2,583,901

Consumer, Cyclical (1.36%)

CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	285,000	286,008

Walgreen Co., Sr. Unsec Notes
1.000% 03/13/2015	285,000	285,286

Total Consumer, Cyclical		571,294

Consumer, Non-cyclical (5.54%)

AbbVie, Inc., Sr. Unsec. Notes
1.200% 11/06/2015	300,000	300,941

Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.424% 01/27/2017(a)	290,000	289,255

Clorox Co., Sr. Unsec. Notes
3.550% 11/01/2015	290,000	296,682

ConAgra Foods, Inc., Sr. Unsec. Notes
1.350% 09/10/2015	285,000	286,228

Express Scripts Holding Co., Sr. Unsec. Notes
2.100% 02/12/2015	285,000	285,357

Kraft Foods Group, Inc., Sr. Unsec. Notes
1.625% 06/04/2015	300,000	301,330

	Principal Amount	Value (Note 2)

Consumer, Non-cyclical (continued)

Kroger Co., Sr. Unsec. Notes
4.950% 01/15/2015	$282,000	$282,334

Mondelez International, Inc., Sr. Unsec. Notes
4.125% 02/09/2016	280,000	290,530

Total Consumer, Non-cyclical		2,332,657

Energy (4.14%)

BP Capital Markets PLC, Sr. Unsec. Notes
0.700% 11/06/2015	285,000	285,164

Ensco PLC, Sr. Unsec. Notes
3.250% 03/15/2016	280,000	285,256

Enterprise Products Operating LLC, Sr. Unsec. Notes
Series I, 5.000% 03/01/2015	280,000	281,827

Phillips 66, Sr. Unsec. Notes
1.950% 03/05/2015	285,000	285,740

Talisman Energy, Inc., Sr. Unsec. Notes
5.125% 05/15/2015	295,000	299,449

Valero Energy Corp., Sr. Unsec. Notes
4.500% 02/01/2015	305,000	305,642

Total Energy		1,743,078

Financial (11.46%)

American Express Credit Corp., Sr. Unsec. Notes
0.743% 07/29/2016(a)	360,000	361,489

Bank of America Corp., Sr. Unsec. Notes
4.500% 04/01/2015	140,000	141,329
1.067% 03/22/2016(a)	285,000	286,237

Bank of New York Mellon Corp., Sr. Unsec. Notes
3.100% 01/15/2015	78,000	78,055

Bank of Nova Scotia, Sr. Unsec. Notes
1.850% 01/12/2015	215,000	215,048

Bear Stearns Cos. LLC, Sr. Unsec. Notes
5.300% 10/30/2015	215,000	222,954

Capital One Financial Corp., Sr. Unsec. Notes
5.500% 06/01/2015	205,000	208,755

Citigroup, Inc., Sr. Unsec. Notes
1.025% 04/01/2016(a)	285,000	286,087

Citigroup, Inc., Sub. Notes
4.875% 05/07/2015	140,000	141,877

First Horizon National Corp., Sr. Unsec. Notes
5.375% 12/15/2015	155,000	160,532

Ford Motor Credit Co. LLC, Sr. Unsec. Notes
3.875% 01/15/2015	200,000	200,153

Goldman Sachs Group, Inc., Sr. Unsec. Notes
5.125% 01/15/2015	280,000	280,363

Jefferies Group LLC, Sr. Unsec. Notes
3.875% 11/09/2015	270,000	275,760

JP Morgan Chase & Co., Sr. Unsec. Notes
Series MTN, 0.800% 04/23/2015	144,000	144,066

	Principal Amount	Value (Note 2)

Financial (continued)

MetLife, Inc., Sr. Unsec. Notes
5.000% 06/15/2015	$220,000	$224,268

Morgan Stanley, Sr. Unsec. Notes
5.375% 10/15/2015	275,000	284,533

Nomura Holdings, Inc., Sr. Unsec. Notes
5.000% 03/04/2015	280,000	282,011

Prudential Financial, Inc., Sr. Unsec. Notes
3.875% 01/14/2015	145,000	145,169
Series MTN, 4.750% 09/17/2015	275,000	282,263

Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 0.696% 09/09/2016(a)	287,000	288,177

Santander Holdings USA, Inc., Sr. Unsec. Notes
3.000% 09/24/2015	280,000	283,402

US Bancorp, Sr. Unsec. Notes
3.150% 03/04/2015	39,000	39,193

Total Financial		4,831,721

Government (0.33%)

Export-Import Bank of Korea, Sr. Unsec. Notes
5.875% 01/14/2015	140,000	140,168

Industrial (1.37%)

Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 3.600% 03/01/2016	269,000	277,003

United Technologies Corp., Sr. Unsec. Notes
4.875% 05/01/2015	295,000	299,169

Total Industrial		576,172

Technology (0.68%)

Hewlett-Packard Co., Sr. Unsec. Notes
2.125% 09/13/2015	285,000	287,317

Utilities (1.44%)

Exelon Corp. Sr. Unsec. Notes
4.900% 06/15/2015	379,000	385,818

Georgia Power Co., Sr. Unsec. Notes
0.561% 03/15/2016(a)	220,000	219,841

Total Utilities		605,659

TOTAL CORPORATE BONDS
(Cost $14,830,034)		14,812,746

MORTGAGE-BACKED SECURITIES (11.92%)
Commercial (11.33%)
Bank of America Merrill Lynch Commercial Mortgage, Inc.
Series 2005-5, 5.115% 10/10/2045(a)	345,889	351,889
Series 2005-6, 5.152% 11/10/2015(a)	136,580	139,462
Bear Stearns Commercial Mortgage Securities Trust
Series 2005-PWR9, 4.871% 09/11/2042	286,943	291,158
Series 2005-T20, 5.281% 10/12/2042(a)	280,985	285,846
CD Commercial Mortgage Trust
Series 2005-CD1, 5.226% 07/15/2044(a)	210,581	214,063

	Principal Amount	Value (Note 2)

Commercial (continued)
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, 4.686% 07/15/2037	$130,633	$131,262
Series 2005-C4, 5.104% 08/15/2038(a)	182,483	183,776
GS Mortgage Securities Corp.
Series 2005-GG4, 4.751% 07/10/2039	236,653	236,936
GS Mortgage Securities Trust
Series 2006-GG6, 5.622% 01/10/2016	275,000	285,754
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP2, 4.738% 07/15/2042	160,000	160,323
LB-UBS Commercial Mortgage Trust
Series 2005-C3, 4.843% 07/15/2040	145,000	146,357
Series 2006-C1, 5.156% 01/15/2016	132,404	135,683
Series 2005-C7, 5.197% 11/15/2030(a)	145,431	147,211
Merrill Lynch Mortgage Trust
Series 2005-CKI1, 5.288% 11/12/2037(a)	405,000	416,000
Series 2006-C1, 5.677% 05/12/2039(a)	320,000	334,012
Morgan Stanley Capital I Trust
Series 2005-T19, 4.890% 06/12/2047	219,301	221,218
Series 2006-T21, 5.162% 10/12/2052(a)	270,000	276,939
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, 5.118% 07/15/2042(a)	332,540	335,435
Series 2005-C20, 5.179% 07/15/2042(a)	175,000	178,753
Series 2005-C21, 5.242% 10/15/2044(a)	294,227	299,821

Total Commercial		4,771,898

U.S. Government Agency (0.59%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C03, 1.370% 07/25/2024(a)	251,704	249,462

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $5,084,919)		5,021,360

MUNICIPAL BONDS (1.17%)
City of Fort Lauderdale, Florida Taxable Pension Funding Project, Special Obligation Revenue Bonds,
1.403% 01/01/2015	100,000	100,000
State of California Pre-refunded Various Purpose, General Obligation Unlimited Bonds (AD Valorem Property Tax),
5.450% 04/01/2015	390,000	394,778

TOTAL MUNICIPAL BONDS
(Cost $494,637)		494,778

U.S. TREASURY NOTES & BONDS (13.72%)

U.S. Treasury Notes
0.250% 02/15/2015	1,230,000	1,230,312
0.250% 05/31/2015	1,000,000	1,000,703
0.250% 09/15/2015	2,350,000	2,351,055
0.250% 11/30/2015	1,200,000	1,200,047

TOTAL U.S. TREASURY NOTES & BONDS
(Cost $5,782,581)		5,782,117

	7-Day Yield	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS (8.25%)
Money Market Funds (8.25%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.04869%	1,023,726	$1,023,726
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01000%	2,450,419	2,450,419

Total Money Market Funds			3,474,145

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,474,145)			3,474,145

TOTAL INVESTMENTS (77.34%)
(Cost $32,667,018)			$32,585,015

Other Assets In Excess Of Liabilities (22.66%)			9,544,807(b)

NET ASSETS (100.00%)			$42,129,822

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2014.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

GMTN - Global Medium Term Notes.

LLC - Limited Liability Company.

MTN - Medium Term Notes

PLC - Public Limited Company.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

Total Return Swap Contracts

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers, including commodity pools, that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years there from unless earlier terminated. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $27,480,058)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
QMS Diversified GM	15.98%	Quantative | Fundamental & Technical Models
Cambridge Strategy EM Alpha	14.99%	Quantative | Fundamental & Technical Models
Cabel Multi-Product	14.74%	Quantative | Short Term
H2O Asset Management	14.55%	Discretionary Macro | Fundamental
Blackwater Global	9.62%	Trend Follower | Pattern Recognition

Unrealized Appreciation
$ 1,124,086

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers, including commodity pools, that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days’ notice to the other party. In addition, the swap provides for a 0.40% fee to Newedge USA, LLC. (Notional Value $12,739,669)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description

Willowbridge Associates	15.99%	Discretionary Macro | Fundamental

Tialoc Capital	14.13%	Discretionary Macro | Fundamental

Unrealized Depreciation
$ (11,160)

Unrealized Appreciation
Total Net Unrealized Appreciation on Swap Contracts	$ 1,112,926

See Notes to Quarterly Consolidated Portfolio of Investments.

Notes to Quarterly Consolidated Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the Insignia Macro Fund (the “Fund”). The Fund seeks long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation

Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Insignia Macro Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the statements of investments of the Subsidiary are included in the Consolidated Portfolio of Investments of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund.

As of December 31, 2014, net assets of the Fund were $42,129,822, of which $9,705,914, or 23.04%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Asset-Backed Securities	$–	$2,999,869	$–	$2,999,869
Corporate Bonds
Basic Materials	–	1,140,779	–	1,140,779
Communications	–	2,583,901	–	2,583,901
Consumer, Cyclical	–	571,294	–	571,294
Consumer, Non-cyclical	–	2,332,657	–	2,332,657
Energy	–	1,743,078	–	1,743,078
Financial	–	4,831,721	–	4,831,721
Government	–	140,168	–	140,168
Industrial	–	576,172	–	576,172
Technology	–	287,317	–	287,317
Utilities	–	605,659	–	605,659
Mortgage-Backed Securities	–	5,021,360	–	5,021,360
Municipal Bonds	–	494,778	–	494,778
U.S. Treasury Notes & Bonds	–	5,782,117	–	5,782,117
Short-Term Investments	3,474,145	–	–	3,474,145

TOTAL	$3,474,145	$29,110,870	$–	$32,585,015

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total

Assets:
Total Return Swap Contracts	$–	$1,112,926	$–	$1,112,926

TOTAL	$–	$1,112,926	$–	$1,112,926

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended December 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$2,266
Gross unrealized depreciation (excess of tax cost over value)	(84,269)
Net appreciation of foreign currency and derivatives	–

Net unrealized depreciation	$(82,003)

Cost of investments for income tax purposes	$32,667,018

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2014 are disclosed in the Consolidated Portfolio of Investments. The notional of swap contracts held at December 31, 2014 is representative of swap contract activity for the period ended December 31, 2014.

NEW SHERIDAN DEVELOPING WORLD FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (101.57%)
Brazil (2.03%)
Kroton Educacional SA	8,200	$47,814

Cayman Islands (1.76%)
Sands China Ltd.	8,500	41,379

Chile (1.13%)
E.CL SA	18,258	26,624

China (10.95%)
Great Wall Motor Co. Ltd.- Class H	12,000	67,877
Haitian International Holdings Ltd.	23,000	48,206
Ping An Insurance Group Co. of China Ltd.- Class H	5,000	50,628
Sihuan Pharmaceutical Holdings Group Ltd.	66,000	43,900
WuXi PharmaTech Cayman, Inc. ADR(a)	1,400	47,138

Total China		257,749

Colombia (1.70%)
Organizacion Terpel (a)	5,400	39,992

Great Britain (1.53%)
Stock Spirits Group PLC	10,500	36,004

Hong Kong (9.89%)
AIA Group Ltd.	23,100	127,407
CSPC Pharmaceutical Group Ltd.	54,000	47,464
Techtronic Industries Co. Ltd.	18,000	57,746

Total Hong Kong		232,617

India (1.98%)
Tata Motors Ltd. Sponsored ADR ADR	1,100	46,508

Indonesia (16.38%)
PT Bank Rakyat Indonesia Persero Tbk	113,000	106,217
PT Elnusa Tbk	900,000	49,527
PT Indofood CBP Sukses Makmur Tbk	50,000	52,729
PT Matahari Department Store Tbk	37,000	44,584
PT Siloam International Hospitals Tbk (a)	60,000	66,370
Tiga Pilar Sejahtera Food Tbk	390,000	65,750

Total Indonesia		385,177

Malaysia (1.87%)
IHH Healthcare Bhd	32,000	44,069

		Value
	Shares	(Note 2)

Mexico (9.82%)
Alfa SAB de CV- Class A	14,200	$31,704
Credito Real SAB de CV	18,110	38,801
Grupo Herdez SAB de CV	18,500	44,439
Grupo Industrial Saltillo SAB de CV	16,000	35,657
Grupo Lala SAB de CV	21,000	40,466
Infraestructura Energetica Nova SAB de CV	8,000	40,017

Total Mexico		231,084

Philippines (12.29%)
BDO Unibank, Inc.	23,000	56,264
GT Capital Holdings, Inc.	2,200	50,391
Robinsons Retail Holdings, Inc.	34,000	57,538
SSI Group, Inc. (a)(b)	220,000	48,739
Universal Robina Corp.	17,500	76,298

Total Philippines		289,230

Poland (1.68%)
Cyfrowy Polsat SA	6,000	39,637

Singapore (2.09%)
Silverlake Axis Ltd.	52,000	49,094

South Africa (2.15%)
Mr Price Group Ltd.	2,500	50,572

South Korea (8.29%)
Hotel Shilla Co. Ltd.	480	39,814
i-SENS, Inc. (a)	1,000	57,111
KONA I Co. Ltd.	1,690	51,631
Vieworks Co. Ltd.	1,500	46,530

Total South Korea		195,086

Taiwan (6.63%)
Advantech Co. Ltd.	7,600	55,794
Delta Electronics, Inc.	8,500	50,229
Hermes Microvision, Inc.	1,000	50,011

Total Taiwan		156,034

Thailand (5.48%)
CP ALL PCL	36,000	46,286
Kasikornbank Pub Co. (a)	7,000	48,414
MC Group PCL	87,000	34,230

Total Thailand		128,930

United States (3.92%)
Nexteer Automotive Group Ltd.	56,000	47,832
Samsonite International SA	15,000	44,452

Total United States		92,284

TOTAL COMMON STOCKS
(Cost $2,523,723)		2,389,884

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (1.66%)
Morgan Stanley Institutional Liquidity Funds	0.049%	38,983	38,983

TOTAL SHORT TERM INVESTMENTS
(Cost $38,983)			38,983

TOTAL INVESTMENTS (103.23%)
(Cost $2,562,706)			$2,428,867

Net Liabilities Less Other Assets (-3.23%)			(76,008)

NET ASSETS (100.00%)			$2,352,859

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of December 31, 2014, the aggregate market value of those securities was $48,739, representing 2.07% of the Fund’s net assets.

Common Abbreviations:

ADR	-	American Depositary Receipt.
Bhd	-	Berhad, Public Limited Company in Malaysia.
Ltd.	-	Limited.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan Terbatas, meaning “private limited”, which is the equivalent of an incorporated entity in the U.S.
SA	-	Generally designated corporations in various countries, mostly those employing civil law.
SAB de CV	-	A variable capital company.
Tbk	-	Terbuka is appended after the corporation name if the shares become publicly listed for trading.

See Notes to Quarterly Portfolio of Investments.

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the New Sheridan Developing World Fund (the “Fund”). The Fund’s primary investment objective is to seek long term capital appreciation. The Fund currently offers Investor class shares. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

New Sheridan Developing World Fund

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Brazil	$47,814	$–	$–	$47,814
Cayman Islands	–	41,379	–	41,379
Chile	26,624	–	–	26,624
China	47,138	210,611	–	257,749
Colombia	39,992	–	–	39,992
Great Britain	36,004	–	–	36,004
Hong Kong	–	232,617	–	232,617
India	46,508	–	–	46,508
Indonesia	66,370	318,807	–	385,177
Malaysia	–	44,069	–	44,069
Mexico	231,084	–	–	231,084
Philippines	106,277	182,953	–	289,230
Poland	–	39,637	–	39,637
Singapore	–	49,094	–	49,094
South Africa	–	50,572	–	50,572
South Korea	–	195,086	–	195,086
Taiwan	–	156,034	–	156,034
Thailand	–	128,930	–	128,930
United States	–	92,284	–	92,284
Short Term Investments	38,983	–	–	38,983

TOTAL	$686,794	$1,742,073	$–	$2,428,867

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2014, the Fund had transfers between Level 1 and Level 2 securities. This is because the Fund utilizes a fair valuation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table below represent the value of the securities as of December 31, 2014 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at September 30, 2014. There were no Level 3 securities held during the period.

	Level 1		Level 2
	Transfer In	Transfers (Out)	Transfer In	Transfers (Out)
Common Stocks		- $ (44,069)	$44,069	-
Total		- $ (44,069)	$44,069	-

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized apprecation (excess of value over tax cost)	$77,455
Gross unrealized depreciation (excess of tax cost over value)	(211,294)

Net unrealized appreciation (depreciation)	(133,839)

Cost of investments for income tax purposes	$2,562,706

RIVERSIDE FRONTIER MARKETS FUND

PORTFOLIO OF INVESTMENTS

December 31, 2014 (UNAUDITED)

		Value
	Shares	(Note 2)

COMMON STOCKS (27.80%)
Cambodia (1.47%)
NagaCorp Ltd.	342,000	$279,610

Total Cambodia		279,610

Chile (1.33%)
A.F.P. Habitat SA	84,513	126,771
Sigdo Koppers SA	81,220	125,798

Total Chile		252,569

Gabon (1.21%)
Total Gabon	644	229,161

Total Gabon		229,161

Israel (2.17%)
Matrix IT Ltd.	24,522	110,460
Reit 1 Ltd. - REIT	122,533	302,021

Total Israel		412,481

Kazakhstan (0.84%)
KazMunaiGas Exploration Production JSC - GDR(a)	11,050	160,225

Total Kazakhstan		160,225

Malaysia (3.03%)
George Kent Malaysia Bhd	278,900	91,730
Hua Yang Bhd	488,000	286,115
Media Prima Bhd	202,600	101,981
Padini Holdings Bhd	228,000	95,204

Total Malaysia		575,030

Morocco (0.46%)
Lesieur Cristal	7,940	87,566

Total Morocco		87,566

Panama (1.49%)
Banco Latinoamericano de Comercio Exterior SA - Class E	9,430	283,843

Total Panama		283,843

		Shares	Value (Note 2)

Philippines (1.39%)
DMCI Holdings, Inc.		293,900	$103,152
Lafarge Republic, Inc.		148,500	29,479
Marcventures Holdings, Inc.		877,300	131,401

Total Philippines			264,032

Thailand (5.22%)
Asia Sermkij Leasing PCL		210,000	120,638
Bangkok Expressway PCL		106,700	128,105
KGI Securities Thailand PCL		1,270,500	133,615
Lalin Property PCL		920,800	114,750
Lee Feed Mill PCL		1,397,600	122,343
Pacific Pipe PCL		739,100	104,238
Premier Marketing PCL		586,200	160,359
Thai Wah Starch PCL		115,900	110,968

Total Thailand			995,016

Turkey (4.69%)
Akcansa Cimento AS		16,400	109,588
Aksa Akrilik Kimya Sanayii AS		32,300	102,799
Cimsa Cimento Sanayi VE Ticaret AS		15,000	102,803
Despec Bilgisayar Pazarlama ve Ticaret AS		96,500	104,166
EGE Endustri VE Ticaret AS		1,600	137,414
EGE Seramik Sanayi ve Ticaret AS		67,700	116,867
Emlak Konut Gayrimenkul Yatirim Ortakligi AS - REIT		99,600	118,178
Pinar SUT Mamulleri Sanayii AS		10,700	97,854

Total Turkey			889,669

United Arab Emirates (4.50%)
Air Arabia PJSC		667,144	272,448
Emirates NBD PJSC		1,710	4,139
First Gulf Bank PJSC		54,609	252,747
National Bank of Ras Al-Khaimah PSC		106,851	240,288
Ras Al Khaimah Ceramics		107,020	87,410

Total United Arab Emirates			857,032

TOTAL COMMON STOCKS (Cost $5,682,774)			5,286,234

7-Day Yield		Shares	Value (Note 2)

SHORT-TERM SECURITY (38.29%)
Money Market Fund (38.29%)
Fidelity Institutional Money Market Portfolio	0.06790%	7,281,990	7,281,990

TOTAL SHORT-TERM SECURITY
(Cost $7,281,990)			7,281,990

TOTAL INVESTMENTS (66.09%)
(Cost $12,964,764)	$12,568,224

Other Assets In Excess Of Liabilities (33.91%)	6,448,291(b)

NET ASSETS (100.00%)	$19,016,515

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of December 31, 2014, the aggregate market value of those securities was $160,225, representing 0.84% of the Fund’s net assets.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

AS - Andonim Sirketi, Joint Stock Company in Turkey.

B.S.C. - Bahrain Stock Company.

Bhd - Berhad is the Malaysian term for public company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

KSCP - Designates a Closed Joint Stock Company in Kuwait.

Ltd. - Limited.

PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

PSC - Public Stock Company.

QSC - Qatar Stock Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAE - Stands for Societe Anonyme Egyptienne meaning Egyptian Joint Stock Company.

Holdings are subject to change.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Quarterly Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS (a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation

Africa
Eastern Tobacco	JPMorgan	2.01%	04/06/2015	$11,485	$73,234
Egyptian International Pharma	JPMorgan	2.01%	04/06/2015	25,920	55,292
Equity Bank Ltd.	Morgan Stanley	3.91%	03/03/2016	391,400	21,801
Kenya Commercial Bank Ltd.	Morgan Stanley	3.91%	03/03/2016	291,500	5,958

Total Africa				720,305	156,285

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation

Asia/Pacific-Rim
Bank Al Habib Ltd.	JPMorgan	2.06%	04/06/2015	$100	$2
Bank Alfalah Ltd.	JPMorgan	2.06%	04/06/2015	1,116,500	72,450
Fatima Fertilizer Co.	JPMorgan	2.06%	04/06/2015	1,021,200	66,064
Fauji Cement Co., Ltd.	JPMorgan	2.06%	04/06/2015	1,594,000	88,928
Fauji Fertilizer Co.	JPMorgan	2.06%	04/06/2015	257,000	7,532
Hoa Sen Group	JPMorgan	2.06%	04/06/2015	59,560	4,582
Hub Power Co.	JPMorgan	2.06%	04/06/2015	490,500	80,282
Hub Power Co.	Morgan Stanley	3.08%	12/02/2016	48,000	2,122
Southeast Bank Ltd.	Morgan Stanley	3.04%	03/04/2016	418,500	82

Total Asia/Pacific-Rim				5,005,360	322,044

Europe
Transelectrica SA	Morgan Stanley	3.91%	03/03/2016	4,900	4,061
Transelectrica SA	Morgan Stanley	3.88%	10/20/2016	11,065	1,936
Transgaz SA	Morgan Stanley	3.91%	03/03/2016	500	1,688
Transgaz SA Medias	Morgan Stanley	3.88%	10/20/2016	1,190	4,681

Total Europe				17,655	12,366

Middle East
Air Arabia PJSC	JPMorgan	1.26%	04/06/2015	179,240	3,709
Commercial Bank of Qatar QSC	JPMorgan	2.06%	04/06/2015	8,154	3,226
National Gas & Industrialization	JPMorgan	2.06%	04/06/2015	20,100	8,085
Oman Telecom Co.	JPMorgan	1.26%	10/08/2015	26,440	1,117
Orascom Telecom SAE	JPMorgan	2.01%	04/06/2015	758,030	2,125
Oriental Weavers Co.	JPMorgan	2.01%	04/06/2015	43,969	76,591
Qatar Navigation	JPMorgan	2.06%	04/06/2015	11,194	13,465

Total Middle East				1,047,127	108,318

				$6,790,447	$599,013

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

Africa
Bamburi Cement Co.	Morgan Stanley	3.91%	03/03/2016	$67,300	$(35,641)
British American Tobacco	Morgan Stanley	3.91%	03/03/2016	6,800	(6,406)
British American Tobacco	Morgan Stanley	3.88%	10/20/2016	3,200	(4,370)
FBN Holdings PLC	Morgan Stanley	3.88%	10/20/2016	472,400	(13,437)
FBN Holdings PLC	Morgan Stanley	3.91%	03/03/2016	2,263,910	(96,383)
FCMB Group PLC	Morgan Stanley	3.91%	03/03/2016	1,288,500	(16,213)
FCMB Group PLC	Morgan Stanley	3.88%	10/20/2016	3,667,734	(31,514)
Guaranty Trust Bank	Morgan Stanley	3.88%	10/20/2016	642,936	(8,932)
Guaranty Trust Bank	Morgan Stanley	3.91%	03/03/2016	1,145,150	(48,346)
Lesieur Cristal	Morgan Stanley	3.91%	03/03/2016	2,978	(2,395)
United Bank Africa	Morgan Stanley	3.91%	03/03/2016	720,600	(15,623)
United Bank Africa PLC	Morgan Stanley	3.88%	10/20/2016	2,606,035	(21,456)
Zenith Bank PLC	Morgan Stanley	3.91%	03/03/2016	1,430,610	(69,688)
Zenith Bank PLC	Morgan Stanley	3.88%	10/20/2016	700,012	(20,542)

Total Africa				15,018,165	(390,946)

Asia/Pacific-Rim
Allied Bank Limited	JPMorgan	2.06%	10/05/2015	103,100	(2,575)
FPT Corp	JPMorgan	2.06%	04/29/2015	81,137	(19,031)
Hoa Phat Group JSC	JPMorgan	2.06%	10/05/2016	43,670	(9,533)

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

Pakistan Oilfields Ltd.	JPMorgan	2.06%	04/06/2015	$51,000	$(85,360)
Pakistan Oilfields Ltd.	Morgan Stanley	3.08%	12/02/2016	5,400	(2,115)
Pakistan Petroleum	JPMorgan	2.06%	10/05/2015	55,300	(18,121)
Petroleum Equip Asmb	JPMorgan	2.06%	10/05/2015	80,190	(33,780)
Petroveitnam Fertilizer and Chemicals Co.	JPMorgan	2.06%	04/06/2015	29,900	(9,582)
Petrovietnam Gas	JPMorgan	2.06%	04/06/2015	68,650	(129,096)
PetroVietnam Southern Gas JSC	JPMorgan	2.06%	10/05/2015	66,100	(32,538)
Refrigeration Electrical Eng.	JPMorgan	2.06%	01/04/2016	87,656	(8,102)
Southeast Bank Ltd.	Morgan Stanley	3.08%	12/02/2016	55,000	(242)
Southern Rubber Ind.	JPMorgan	2.06%	10/05/2015	54,370	(7,179)
Titas Gas Transmission & Distribution Co.	Morgan Stanley	3.04%	03/04/2016	93,000	(7,588)
Titas Gas Transmission & Distribution Co.	Morgan Stanley	3.08%	12/02/2016	12,000	(202)
United Bank Ltd.	JPMorgan	2.06%	04/06/2015	111,100	(8,693)

Total Asia/Pacific-Rim				997,573	(373,737)

Europe
OMV Pertom SA	Morgan Stanley	3.91%	03/03/2016	1,339,700	(44,730)
OMV Pertom SA	Morgan Stanley	3.88%	10/20/2016	780,800	(8,973)
SC Fondul Proprietatea SA	Morgan Stanley	3.88%	10/20/2016	174,166	(3,888)
SC Fondul Proprietatea SA	Morgan Stanley	3.91%	03/03/2016	814,280	(11,890)

Total Europe				3,108,946	(69,481)

Latin America
Aguas Andinas SA	JPMorgan	1.01%	04/06/2015	244,780	(11,987)
BBVA Banco Continental SA	JPMorgan	1.16%	04/06/2015	175,960	(24,216)
Empresas Iansa SA	JPMorgan	1.01%	04/06/2015	4,093,520	(21,479)
Intercorp Financial Services Inc.	JPMorgan	1.16%	04/06/2015	9,064	(10,369)

Total Latin America				4,523,324	(68,051)

Middle East
Advanced Petrochemicals Co.	JPMorgan	2.06%	04/06/2015	24,425	(75,367)
Agility Public Warehousing Co.	JPMorgan	2.06%	10/05/2015	38,698	(19,023)
AHLI United Bank B.S.C.	JPMorgan	1.26%	04/06/2015	196,926	(1,111)
Al Tayyar	JPMorgan	2.06%	04/06/2015	5,155	(16,479)
Alexandria Mineral Oils Co.	JPMorgan	2.01%	04/06/2015	26,595	(57,488)
Arriyadh Development	JPMorgan	2.06%	10/05/2015	19,124	(11,627)
Boubyan Petrochemicals Co., KSCP	JPMorgan	2.06%	04/06/2015	119,521	(43,330)
Credit Agricole Egypt	JPMorgan	2.01%	10/05/2015	40,660	(14,723)
Doha Bank	JPMorgan	2.06%	10/08/2015	7,042	(4,898)
Doha Insurance Co.	JPMorgan	2.06%	10/08/2015	13,204	(15,234)
Emirates NBD PJSC	JPMorgan	1.26%	04/06/2015	53,230	(7,777)
Etihad Etisalat Co.	JPMorgan	2.06%	04/06/2015	4,540	(54,755)
First Gulf Bank	JPMorgan	1.26%	04/06/2015	11,129	(2,403)
Mannai Corporation	JPMorgan	2.06%	10/08/2015	3,719	(4,048)

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

National Bank of Ras Al-Khaimah PSC	JPMorgan	1.26%	04/06/2015	$34,140	$(7,869)
National Co. For Maize Products	JPMorgan	2.01%	04/06/2015	23,930	(235)
North Cairo Flour Mills	JPMorgan	2.01%	04/06/2015	35,640	(52,683)
Oman Inv & Fin Co.	JPMorgan	1.26%	10/08/2015	197,637	(14,558)
Qassim Cement Co.	JPMorgan	2.06%	04/06/2015	11,761	(36,108)
Ras Al Kmaimah Ceramics	JPMorgan	1.26%	04/06/2015	25,179	(4,528)
Riyad Bank	JPMorgan	2.06%	04/06/2015	30,380	(21,243)
Saudi Basic Industries Co.	JPMorgan	2.06%	10/05/2015	3,857	(31,204)
Saudi Cement Co.	JPMorgan	2.06%	04/06/2015	9,498	(48,071)
Saudi Chemical Co.	JPMorgan	2.06%	10/05/2015	6,025	(21,450)
Saudi Vitrified Clay	JPMorgan	2.06%	10/05/2015	4,240	(15,202)
Sidi Kerir Petrochemical Co.	JPMorgan	2.01%	04/06/2015	106,111	(54,268)
Suez Cement Co.	JPMorgan	2.01%	04/06/2015	15,350	(4,908)
Yanbu National Petro	JPMorgan	2.06%	10/05/2015	6,612	(30,118)

Total Middle East				1,074,328	(670,708)

				$24,722,336	$(1,572,923)

(a) The Fund receives payments based on any positive return of the Reference Obligation at termination. The Fund makes payments on any negative return of such Reference Obligation at termination. Additionally, the rate paid by the fund is settled monthly.

Notes to Quarterly Portfolio of Investments

December 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2014, the Trust had nine registered funds. This quarterly report describes the Riverside Frontier Markets Fund (the “Fund”). The Fund seeks to provide capital appreciation as a primary objective and income as a secondary objective by investing at least 80% of its total assets in undervalued equity securities of companies located in “Frontier Markets” countries. The Fund currently offers Investor class shares and Institutional class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company for financial reporting purposes. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Cambodia	$279,610	$–	$–	$279,610
Chile	252,569	–	–	252,569
Gabon	229,161	–	–	229,161
Israel	412,481	–	–	412,481
Kazakhstan	160,225	–	–	160,225
Malaysia	575,030	–	–	575,030
Morocco	87,566	–	–	87,566
Panama	283,843	–	–	283,843
Philippines	264,032	–	–	264,032
Thailand	995,016	–	–	995,016
Turkey	889,669	–	–	889,669
United Arab Emirates	857,032	–	–	857,032
Short-Term Security	7,281,990	–	–	7,281,990

TOTAL	$12,568,224	$–	$–	$12,568,224

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Assets
Total Return Swap Contracts	$–	$599,013	$–	$599,013

Liabilities
Total Return Swap Contracts	–	(1,572,923)	–	(1,572,923)

TOTAL	$–	$(973,910)	$–	$(973,910)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended December 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$140,871
Gross unrealized depreciation (excess of tax cost over value)	(537,411)
Net appreciation of foreign currency and derivatives	–

Net unrealized depreciation	$(396,540)

Cost of investments for income tax purposes	$12,964,764

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward exchange contracts and total return swaps. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2014 are disclosed in the Portfolio of Investments.

The number of swap contracts held at December 31, 2014 is representative of swap contract activity for the period ended December 31, 2014.

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	February 25, 2015

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	February 25, 2015